JPMorgan Funds - JPMorgan Trust II
Rule 10f-3 Transactions
For the period from January 1, 2010 to June 30, 2010

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 6/15/10
Issuer CBOE Holdings Inc. (CBOE) IPO
Cusip 12503M10
Shares 27,200
Offering Price $29.00
Spread $1.96
Cost $788,800
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 0.32%
Syndicate Members Goldman Sachs & Co., BofA Merrill Lynch, Barclays Capital, Citadel Securities, Citi, J.P. Morgan, UBS Investment Bank, BMO Capital  Markets, Credit Suisse, Morgan Stanley, Oppenheimer & Co., Raymond James, Cabrera Capital Markets LLC, Keefe Bruyette & Woods, Loop Capital Markets, Macquarie Capital, Rosenblatt Securiteis Inc., Sandler O'Neill+Partners L.P.
Fund JPMorgan Mid Cap Growth Fund
Trade Date 6/29/10
Issuer Tesla Motors, Inc. (TSLA) IPO
Cusip 88160R10
Shares 137,700
Offering Price $17.00
Spread $1.11
Cost $2,340,900
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 3.34%
Syndicate Members Goldman Sachs & Company, Morgan Stanley, J.P. Morgan, Deutsche Bank Securities
Fund JPMorgan Small Cap Growth Fund
Trade Date 3/11/10
Issuer Aveo Pharmaceuticals, Inc. (AVEO) IPO
Cusip 05358810
Shares 112,100
Offering Price $9.00
Spread $0.63
Cost $1,008,900
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.29%
Syndicate Members J.P. Morgan, Morgan Stanley, Leerink Swann, Canaccord Adams
Fund JPMorgan Small Cap Growth Fund
Trade Date 6/29/10
Issuer Tesla Motors, Inc. (TSLA) IPO
Cusip 88160R10
Shares 43,500
Offering Price $17.00
Spread $1.11
Cost $739,500
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 3.34%
Syndicate Members Goldman Sachs & Company, Morgan Stanley, J.P. Morgan, Deutsche Bank Securities
Fund JPMorgan Small Cap Value Fund
Trade Date 1/21/10
Issuer Cellu Tissue Holdings, Inc.  (CLU)  IPO
Cusip 15116910
Shares 52,500
Offering Price $13.00
Spread $0.91
Cost $682,500
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 3.27%
Syndicate Members Goldman Sachs & Co., J.P. Morgan, BofA Merrill Lynch, Baird, William Blair & Company, D.A. Davidson & Co.
Fund JPMorgan Small Cap Value Fund
Trade Date 3/15/10
Issuer Lexicon Pharmaceuticals Inc (LXRX) Secondary
Cusip 52887210
Shares 506,000
Offering Price $1.15
Spread $0.06
Cost $581,900
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.80%
Syndicate Members Morgan Stanley, J.P. Morgan, Cowen and Company, Thomas Weisel Partners LLC
Fund JPMorgan Small Cap Value Fund
Trade Date 3/9/10
Issuer Susquehanna Bancshares Inc. (SUSQ) Secondary
Cusip 86909910
Shares 72,300
Offering Price $8.00
Spread $0.40
Cost $578,400
Dealer Executing Trade Keefe Bruyette & Woods
% of Offering  purchased by firm 1.43%
Syndicate Members J.P. Morgan, Keefe Bruyette & Woods
Fund JPMorgan Small Cap Value Fund
Trade Date 2/10/10
Issuer QuinStreet (QNST) IPO
Cusip 74874Q10
Shares 9,800
Offering Price $15.00
Spread $1.05
Cost $147,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.45%
Syndicate Members Credit Suisse, BofA Merrill Lynch, J.P. Morgan
Fund JPMorgan Small Cap Value Fund
Trade Date 3/30/10
Issuer SS& C Technologies Holdings Inc. (SSNC) IPO
Cusip 78467J10
Shares 8,600
Offering Price $15.00
Spread $1.05
Cost $129,000
Dealer Executing Trade Morgan Stanley and  Company
% of Offering  purchased by firm 0.41%
Syndicate Members J.P. Morgan, Credit Suisse, Morgan Stanley, Deutsche Bank Securities, Jefferies & Company, Raymond James, Wells Fargo Securities
Fund JPMorgan Small Cap Value Fund
Trade Date 1/21/10
Issuer Symetra Financial Corporation (SYA) IPO
Cusip 87151Q10
Shares 33,000
Offering Price $12.00
Spread $0.69
Cost $396,000
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 3.77%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, Goldman Sachs & Co., Barclays Capital, UBS Investment Bank, Wells Fargo Securities, Dowling & Partners Securities LLC, Keefe Bruyette & Woods, Sandler O'Neill + Partners, L.P., Sterne Agee
Fund JPMorgan Small Cap Value Fund
Trade Date 6/16/10
Issuer Felcor Lodging Trust Incorporated (FCH) Secondary
Cusip 31430F10
Shares 180,600
Offering Price $5.50
Spread $0.22
Cost $993,300
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 3.01%
Syndicate Members J.P. Morgan, Goldaman, Sachs & Company, BofA Merrill Lynch, Deutsche Bank Securities, Citi, FBR Capital Markets, JMP Securities, Keefe Bruyette & Woods
Fund JPMorgan Small Cap Value Fund
Trade Date 4/9/10
Issuer Metals USA Holdings Corp. (MUSA) IPO
Cusip 59132A10
Shares 46,100
Offering Price $21.00
Spread $1.29
Cost $968,100
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 1.96%
Syndicate Members Goldman Sachs & Co., Credit Suisse, J.P. Morgan, Morgan Stanley, Jefferies & Company, Moelis & Company, Lazard Capital Markets, KeyBanc Capital Markets, Dahlman Rose & Company
Fund JPMorgan Small Cap Value Fund
Trade Date 6/29/10
Issuer Tesla Motors, Inc. (TSLA) IPO
Cusip 88160R10
Shares 17,700
Offering Price $17.00
Spread $1.11
Cost $300,900
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 3.34%
Syndicate Members Goldman Sachs & Company, Morgan Stanley, J.P. Morgan, Deutsche Bank Securities
Fund JPMorgan US Real Estate Fund
Trade Date 2/9/10
Issuer Piedmont Office Realty Trust, Inc. (PDM) IPO
Cusip 72019020
Shares 177,600
Offering Price $14.50
Spread $1.02
Cost $2,575,200
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 4.17%
Syndicate Members Morgan Stanley, Wells Fargo Securities, J.P. Morgan, BMO Capital Markets, Morgan Keegan & Company, Inc., RBC Capital Markets, Scotia Capital
Fund JPMorgan US Real Estate Fund
Trade Date 4/15/10
Issuer The Macerich Company (MAC) Secondary
Cusip 55438210
Shares 308,850
Offering Price $41.00
Spread $1.60
Cost $12,662,850
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.60%
Syndicate Members Deutsche Bank Securities, J.P. Morgan, Wells Fargo Securities, Citi, Commerzbank, UBS Investment Bank, ING, Piper Jaffray, PNC Capital Markets LLC, Stifel Nicolaus
Fund JPMorgan US Real Estate Fund
Trade Date 4/1/10
Issuer Bre Properties Inc (BRE) Secondary
Cusip 05564E10
Shares 55,800
Offering Price $34.25
Spread $1.37
Cost $1,911,150
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 3.14%
Syndicate Members BofA Merrill Lynch,Wells Fargo Securities, J.P. Morgan, Morgan Keegan & Company Inc., The Williams Capital Group, L.P.